UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   FORM 8-K/A


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): April 5, 2005


                   FEDERAL MORTGAGE CORP OF PUERTO RICO, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                     34884                      02-0703753
--------------------------------------------------------------------------------
(State or other jurisdiction        (Commission                 (IRS Employer
  of incorporation)                 File Number)             Identification No.)


                    444 Park Forest Way, Wellington, FL 33414
               ---------------------------------------------------
               (Address of principal executive offices) (Zip Code)



               Registrant's telephone number, including area code:
                                 (561) 798-4294
                                ----------------

         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

ITEM 2.01--COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

Effective March 31, 2005, the Registrant acquired 100% of the issued and outstanding common stock of Pride Lending, Inc., a Colorado corporation, in exchange for the issuance of 90,000,000 shares of the Registrant's common stock to Pride Holdings, Inc. As a result, Pride Lending, Inc. became a wholly-owned subsidiary of the Registrant. Pride Holdings, Inc. owns 100% of the outstanding common stock of Pride Equities, Inc. Pride Equities, Inc. owns 8,000,000 shares of the Registrant. Therefore, Pride Holdings, Inc. owns 90% of the Registrant directly and 8% indirectly, giving Pride Holdings, Inc. a 98% beneficial interest in the Registrant. Prior to the transaction, Pride Holdings, Inc. controlled the ownership of the Registrant through its wholly owned subsidiary, Pride Equities, Inc., therefore, this transaction does not result in a change in control of the Registrant.

Pride Lending, Inc. is in the mortgage loan investment business with invested assets of approximately $300,000 and no material liabilities at March 31, 2005.


ITEM 5.02 - DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
            APPOINTMENT OF PRINCIPAL OFFICERS

Effective March 31, 2005, Alvin Roth resigned as a director and George A. Powell was appointed as a director. There are no disagreements with Alvin Roth which caused his resignation. Mr. Powell will also serve as Secretary of the Registrant. Summary biography of the Registrant's new director, George A. Powell follows.

Mr. Powell has been a director, secretary and vice-president of PRIDE, Inc. since August, 2001. Mr. Powell was previously, until September 22, 1999, a director, secretary and vice-president of Rocky Mountain Power Co., a public reporting company. Mr. Powell was previously, until November 12, 2002, a director, secretary and vice-president of Prime Rate Income & Dividend Enterprises, Inc. (PIDV). Since December 2004, he has been a director of Marwich II, Ltd., an inactive public company. Mr. Powell is currently a director, secretary, and vice-president of Birch Branch, Inc. Mr. Powell has been secretary and a director of Springfield Financial, Inc. since October 2004. Mr. Powell was previously a director and president of Continental Investors Life, Inc., a public reporting insurance company. Since Mr. Powell's retirement from the insurance business in 1988, he has been self-employed as a business consultant.

Michael L. Schumacher will continue to serve as director and will also serve as Chief Executive Officer, Chief Financial Officer, President, Treasurer and Chairman of the Board. Peter J. Porath will continue to serve as a director and also serve as Vice President.


ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

         (a)      Financial  Statements  of  Business  Acquired.   The  required
financial statements of Pride Lending, Inc. are being provided herewith, commencing on page F-1, which follows the signature page.

         (b) Pro Forma Financial Information. The required pro forma financial information is being provided herewith, commencing on page P-1 following the financial statements.

         (c) Exhibits. The following exhibits are furnished in accordance with the provisions of Item 601 of Regulation S-B.


Exhibit No.       Description
-----------       -----------

   99.1 Financial Statements for Pride Lending, Inc. for the two years ended June 30, 2004

   99.2 Pro Forma Financial Statements for Federal Mortgage Corp of Puerto Rico and Pride Lending, Inc.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      FEDERAL MORTGAGE CORP OF PUERTO RICO, INC.



                                      By: /s/ Michael L. Schumacher
                                         ---------------------------------------
                                         Michael L. Schumacher, CEO, CFO &
                                         Chairman of the Board

Date: June 3, 2005